EXHIBIT 10.7.1
                                 PROMISSORY NOTE

$50,000                                                     San Jose, California
                                                            August 20, 1998


         FOR VALUE RECEIVED, the undersigned, Charles S. Duncheon, ("Employee"), promises to pay to the order of ADEPT TECHNOLOGY, INC., (the "Corporation"), at its office at 150 Rose Orchard Way, San Jose, California 95134, the principal sum of FIFTY THOUSAND DOLLARS ($50,000), with interest on the unpaid principal amount outstanding from the date hereof, initially at the current Federal short term rate, and thereafter during the term hereof, each January 1 at the applicable Federal short term rate in effect on such date, compounded semi-annually, and each July 1 at the applicable Federal short term rate in effect on such date, compounded semi-annually. Interest shall be payable annually commencing August 20, 1999. Any interest for a partial month shall be prorated based on the number of days in such month. All accrued and unpaid interest, and all unpaid principal, shall be due and payable on or before August 20, 1999. All money paid toward the satisfaction of this Note shall be applied first to the payment of interest as required hereunder and then to the retirement of principal.
         The undersigned further agrees that, in the event that his employment by or association with the Company is terminated for any reason prior to payment in full of this Note, this Note shall be accelerated and all remaining unpaid principal shall become due and payable immediately after such termination.
         If an action is instituted for collection of the Note, the undersigned agrees to pay court costs and reasonable attorneys' fees incurred by the holder hereof.
         This note may be prepaid at any time without penalty.


                         /s/ Charles S. Duncheon
                         --------------------------------------------
                         Borrower, Charles S. Duncheon


                         /s/ Betsy A. Lange
                         --------------------------------------------
                         Witness, Betsy A. Lange